PureFunds® ETFx HealthTech ETF Trading Symbol: IMED Listed on NASDAQ Summary Prospectus August 30, 2016 www.pureetfs.com

Before you invest, you may want to review the PureFunds® ETFx HealthTech ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated August 25, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.pureetfs.com.  You can also get this information at no cost by calling 1-844-ETFMGRS (383-6477) or by sending an e-mail request to info@etfmg.com.

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ETFx HealthTech Index™ (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.75%

* “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund will use a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Index tracks the performance of the exchange-listed common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe at the intersection of technology and the allocation, delivery, and management of healthcare services and products (“HealthTech”). Specifically, the Index tracks the performance of companies (“HealthTech Companies”) principally engaged in one of the following HealthTech sectors (each a “Sector”):

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Healthcare Informatics — companies that are principally engaged in providing information technology services to health care providers and facilitating such providers’ interactions with their patients/consumers. Healthcare Informatics includes the provision of application, systems and/or data processing software, advanced visualization software, internet-based tools, and information technology consulting services to doctors, hospitals, or businesses operating primarily in the health care field.

•
Medical Instruments — companies that are principally engaged in the design and sale of instruments that assist medical providers with medical procedures and treatments, as well as with patient care and recovery. Examples of such instruments include bio-surgery products, vaccines, products for blood collection, and processing and storage products and technologies for transfusion therapies.

•
Medical Appliances — companies that are principally engaged in the development and sales of devices used in the treatment of certain medical conditions. Examples of such devices include implantable biomedical devices such as defibrillators and pacemakers, spinal implant devices, and drug delivery systems.

The initial universe of HealthTech Companies is identified by ETFx Investment Partners, LLC (“ETFxIP”), the “Index Provider,” based on screening companies in the Healthcare sector for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $500 million, and liquidity. ETFxIP then screens the remaining companies using a variety of publicly available resources, including financial statements and other reports published by issuers, to determine whether a company is principally engaged in one of the above HealthTech Sectors.

The Index is reconstituted (i.e., HealthTech Companies may be added or removed from the Index according to its rules) semi-annually in each March and September and rebalanced (i.e., Sector and company weights are reset according to the Index rules) quarterly in each March, June, September, and December.

Exposure to each Sector at the time of each rebalance is weighted based on ETFxIP’s proprietary fundamental analysis of each Sector.  Within each Sector, each HealthTech Company is equally weighted at the time of each rebalance of the Index, provided that, at the time of each rebalance, no single stock may represent more than 20% of the weight of the Index and the cumulative weight of all stocks with an individual weight of 5% or greater may not exceed 50% of the weight of the Index. Component changes are made after the market close on the next-to-last business day of each March, June, September, and December and become effective at the market opening on the next trading day. Changes are generally announced to Index licensees at least three trading days prior to their effective date.

The Index is calculated and maintained by Solactive AG (the “Index Calculation Agent”). Solactive is independent of the Fund and the Fund’s investment adviser.

As of June 30, 2016, the Index had 60 constituents, 22 of which were foreign companies, and the weightings for each Sector were as follows: Medical Instruments (44.5%); Medical Appliances (39.0%); and Healthcare Informatics (16.5%).

The Fund will invest at least 80% of its total assets in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s investment adviser believes such investments should help the Fund’s overall portfolio track the Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold more than 25% of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of June 30, 2016, the Index was concentrated in companies in the Health Care Equipment and Services industries group.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Health Care Companies Risk: Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

HealthTech Companies Risk: Technology oriented companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology oriented companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on The NASDAQ Stock Exchange, LLC (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a single or a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Smaller Companies Risk: Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.pureetfs.com or by calling 877-756-PURE (7873).

Investment Adviser

ETF Managers Group, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

Timothy J. Collins, Senior Portfolio Manager of the Adviser, has been the Fund’s portfolio manager since its inception in 2016.

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”), principally in-kind for securities included in its Index, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of the Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.